                                                                    EXHIBIT 10.4

                    STOCK REDEMPTION AND PURCHASE AGREEMENT

  This Stock Redemption and Purchase Agreement, dated August 28, 1997, (this "AGREEMENT"), is entered into between Aurelio F. Barreto, III ("BARRETO"), Doskocil Manufacturing Company, Inc., a Texas corporation ("DMC" or the "COMPANY") and Westar Capital, a limited partnership ("WESTAR").

                                    RECITALS
                                    --------

  WHEREAS, DMC and Dogloo, Inc., a California corporation ("DOGLOO") contemplate entering into that certain merger agreement (the "MERGER AGREEMENT");

  WHEREAS, pursuant to the Merger Agreement, and in accordance with the Texas Business Corporations Act (file "TBCA"), DMC and Dogloo will agree to cause Dogloo to merge with and into DMC, with DMC as the surviving corporation (the "MERGER");

  WHEREAS, pursuant to the Merger Agreement, each share of Dogloo Common Stock, no par value (the "DOGLOO COMMON STOCK"), issued and outstanding at the time of the Merger will be converted into 0.04304004 shares of DMC Common Stock (the "DMC COMMON STOCK"), each share of Dogloo Series A Preferred Stock, no par value (the "DOGLOO SERIES A PREFERRED STOCK"), issued and outstanding at the time of the Merger will be converted into one share of newly designated DMC Series B Preferred Stock, no par value (the "DMC SERIES B PREFERRED STOCK") and each share of Dogloo Series B Preferred Stock, no par value (the "DOGLOO SERIES B PREFERRED STOCK"), issued and outstanding at the time of the Merger will be converted into one share of newly designated DMC Series C Preferred Stock, no par value (the "DMC SERIES C PREFERRED STOCK");

  WHEREAS, Barreto currently owns 8,599,667, 6,890,000 and 2,141,280 shares, respectively, of Dogloo Common Stock, Dogloo Series A Preferred Stock and Dogloo Series B Preferred Stock (collectively, the "DOGLOO SHARES"), which, pursuant to the Merger Agreement, will be converted into 370,130, 6,890,000 and 2,141,280 shares, respectively, of DMC Common Stock, DMC Series B Preferred Stock and DMC Series C Preferred Stock (collectively, the "DMC SHARES"); and

  WHEREAS, Barreto, as an inducement to cause DMC to enter into the Merger Agreement, desires to grant to DMC or its designee or designees and Westar or its designee or designees the right to redeem or purchase the DMC Shares that Barreto will own immediately following the Effective Time (as defined in Section
1.2 of the Merger Agreement) of the Merger.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                  ARTICLE I.
                      OPTION TO REDEEM OR PURCHASE SHARES

     1.1   OPTION TO REDEEM OR PURCHASE DMC SHARES. Barreto hereby grants to (i)
           ----------------------------------------
 DMC or its designee or designees the right to redeem or purchase any or all of the DMC Series B Preferred Stock or DMC Series C Preferred Stock owned by Barreto immediately following the Merger and (ii) Westar or its designee or designees the right to redeem or purchase any or all of the DMC Common Stock owned by Barreto immediately following the Merger; provided, that no shares of DMC Common Stock may be redeemed or purchased from Barreto unless prior to or concurrent with such redemption or purchase all of the shares of DMC Series B and DMC Series C Preferred Stock then owned by Barreto have been redeemed or purchased. The price per share of DMC Common Stock shall be $15.026069 per share (or $0.6467226 per share of Dogloo Common Stock); the price per share of DMC Series B Preferred Stock shall be $1.00 plus any unpaid accrued dividends thereon through the date of the purchase; and the price per share of DMC Series C Preferred Stock shall be $1.00 plus any unpaid accrued dividends thereon through the date of the redemption or purchase/(1)/. The options granted hereby may be exercised in whole or from time to time in part on or before the earlier of (a) 15 business days after the Closing Date (as defined in the Merger Agreement) or (b) October 31, 1997, by delivering to Barreto by facsimile or first class mail at the address or facsimile number set forth on the signature page hereto a notice of exercise of the options which notice shall specify a closing date and the shares being purchased. On the closing date, the party or parties redeeming or purchasing the DMC Shares agree to pay the purchase price payable to Barreto by check or wire transfer and Barreto agrees to deliver to such party or parties (i) stock certificates representing the shares

-----------------------------
   (1) By way of example only, if all of Barreto's DMC Shares were purchased or redeemed on September 30, 1997, assuming no other purchases or redemptions, the following amounts, prior to the discount referred to in Section 1.1, shall be paid to Barreto for his DMC Shares:

         DMC Common Stock
         ----------------
             370,130 shares (or 8,599,667
             shares of Dogloo Common Stock)     $ 5,561,599

         DMC Series B Preferred Stock
         ----------------------------

             6,890,000                          $ 6,890,000
             Dividends                          $ 1,483,323

         DMC Series C Preferred Stock
         ----------------------------

             2,141,280                          $ 2,141,280
             Dividends                          $   433,536
                                                -----------

                                                $16,509,738
                                                ===========

purchased, which certificates shall be either duly endorsed in blank or accompanied by stock powers duly executed in blank, on the date of redemption or purchase (the purchasing party or parties shall accept an affidavit of lost stock certificate and indemnity from Barreto in place of any lost stock certificate so long as the form and substance of such document is reasonably acceptable to such purchasing party or parties and Barreto diligently attempts to locate such certificates) and (ii) releases, in form and substance satisfactory to the purchasing party or parties, from all those persons who may hold any interest, option or right of any kind or nature therein. In addition, in the event that all of the DMC Shares then owned by Barreto are being redeemed or purchased hereunder, on the closing date, DMC and Westar shall cause the parties (other than Barreto) to that certain First Amendment to Settlement Agreement and Mutual Release, in the form attached hereto as Schedule 1, to execute the same and Barreto hereby agrees to execute the same concurrently upon receipt of the purchase price for the DMC Shares being redeemed or purchased. The aggregate purchase price payable to Barreto upon the redemption or purchase of all of his DMC Shares hereunder shall be reduced by an amount equal to $867,935.

  1.2 AMENDMENT TO THE AMENDED AND RESTATED SECURITYHOLDERS' AGREEMENT. In the
      -----------------------------------------------------------------
event Westar or its designee or designees do not purchase all of the shares of the DMC Common Stock held by Barreto, then Barreto shall have the right to be a member of the Board of Directors of DMC or to designate a nominee to be a member of the Board of Directors of DMC (in place of Barreto), pursuant to the terms and conditions of the Amended and Restated Securityholders' Agreement (as defined in the Merger Agreement). The Amended and Restated Securityholders' Agreement shall be amended to provide that the stockholders of DMC that are parties to such Agreement shall vote their shares to elect either Barreto or his nominee, who shall be Jon Stone or another individual that has relevant experience in the non-food pet products industry and is reasonably acceptable to a majority of the other members of the Board of Directors of DMC. Barreto hereby agrees to execute the Amended and Restated Securityholders' Agreement at the Effective Time of the Merger.

                                  ARTICLE II.
                            BARRETO REPRESENTATIONS

  In connection with the granting of the options provided for herein and the redemption or purchase of DMC Shares, Barreto represents and covenants to DMC and Westar as follows:

  2.1 OWNER OF RECORD. Barreto is the beneficial owner and owner of record of
      ---------------
the Dogloo Shares and holds the Dogloo Shares free and clear of any liens or encumbrances and, after the Merger, will be the beneficial owner and owner of record of the DMC Shares and such DMC Shares will be free and clear of any liens or encumbrances. Barreto will not, prior to the expiration of this Agreement, sell, transfer, assign, pledge, encumber or otherwise transfer any interest in the Dogloo Shares or the DMC Shares to any person or entity.

  2.2 NO CONFLICTS. No other person or entity has any rights to purchase the DMC
      -------------
Shares that are the subject of this Agreement, and the redemption or purchase contemplated hereby will not conflict with or result in a breach of, or constitute a default (with or without due notice or lapse of time or both) of any note, pledge, bond, mortgage, indenture or deed of trust, or any license, lease or agreement to which Barreto is a party, other than pursuant to that Amended and Restated Securityholders' Agreement to be dated as of the Closing Date (as defined in the Merger Agreement).

    2.3  NO FURTHER OBLIGATION BY DMC OR WESTAR. Barreto represents and
         ---------------------------------------
 acknowledges that any consideration received hereunder upon the exercise of the options satisfies all obligations by or on the part of DMC, Westar or their designees to Barreto regarding the shares redeemed or purchased.

                                 ARTICLE III.
                      COMPANY AND WESTAR REPRESENTATIONS

    In connection with the redemption of the DMC Shares, the Company represents to Barreto that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. In addition, the Company and Westar represent to Barreto that each has full power and authority to execute and deliver this Agreement and to perform its obligations under and to consummate the transactions contemplated by this Agreement, and that all action of the Company and Westar necessary for such execution, delivery and performance has been or will be duly and validly taken.

                                 ARTICLE IV.
                                 MISCELLANEOUS

    4.1 GOVERNING LAW. This Agreement and all acts and transactions pursuant
        --------------
 hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without regard to conflicts of laws principals.

    4.2 ENTIRE AGREEMENT; AMENDMENTS; ENFORCEMENT OF RIGHTS. This Agreement sets
        ----------------------------------------------------
 forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. This rights of the Company and Westar under this Agreement may be assigned by the Company or Westar to a designee or designees and shall inure to the benefit of such parties upon the assignment hereof.

    4.3 SEVERABILITY. If one or more provisions of this Agreement are held to be
        -------------
 unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this

Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

  4.4 HEADINGS. The headings used in this Agreement are used for convenience
      ---------
only and are not to be considered in construing or interpreting this Agreement.

  4.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts,
      -------------
each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signatures.

  4.6 CONSENT TO MERGER. Barreto hereby consents to the Merger and approves the
      ------------------
Merger Agreement in his capacity as a holder of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Dogloo and agrees to execute all documents reasonably required by Dogloo or DMC to evidence the same.

  IN WITNESS WHEREOF, the Company, Westar and Barreto have caused this Agreement to be duly executed and delivered as of the date first written above.

                        AURELIO F. BARRETO, III,
                        an individual


                         /s/ AURELIO F. BARRETO, III
                        -----------------------------

                        Address:  20455 Somma Drive
                                  Lake Matthews, CA 92570

                        Facsimile:
                                  --------------------------------

                        THE COMPANY:
                        ------------

                        DOSKOCIL MANUFACTURING COMPANY,
                        INC., a Texas corporation

                        By: /s/ DONALD J. FRITSCHEN
                           ---------------------------------------
                        Name:   Donald J. Fritschen
                             -------------------------------------
                        Title:  CEO & VP
                              ------------------------------------

                                       WESTAR CAPITAL

                                       By:  Westar Capital Associates, a limited
                                             partnership
                                       Its: General Partner

                                       By: /s/ ALAN B. SELLERS
                                          --------------------------------------
                                               Alan B. Sellers
                                       Its:    General Partner

                                  SCHEDULE 1

          AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT AND MANUAL RELEASE
          ----------------------------------------------------------

  THIS AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("Amendment No. 1") is entered into between Doskocil Manufacturing Company, Inc. (successor to Dogloo, Inc.) ("DMC"), Aurelio F. Barreto III and Peggy Barreto ("Barreto"), Westar Capital ("Westar"), Enterprise Partners III, L.P. ("Enterprise III"), Enterprise Partners III Associates, L.P. ("Enterprise Associates"), and HBI Financial, Inc. ("HBI").

                              W I T N E S E T H:
                              -----------------

  WHEREAS, the parties hereto are also parties to that certain Settlement Agreement and Mutual Release, dated as of May 27, 1997 (the "Original Agreement"); and

  WHEREAS, the parties hereto desire to amend the Original Agreement as provided herein.

  NOW, THEREFORE, for and in consideration of the foregoing premises, which are incorporated by reference into this Amendment No. 1, and of the mutual promises set forth below, the parties agree as follows.

        1. Section 1 of the Original Agreement is hereby amended as follows: the date of September 30, 1998 in the first and last sentences of Section 1 of the Original Agreement shall hereby be amended to the date hereof. In addition,
Section 1 of the Original Agreement is hereby amended by adding the following provision after the last sentence of such Section:

        "Following the date hereof, neither DMC or Dogloo or any of their successors in interest shall be obligated to pay Barreto any amounts for any salary or benefits as a DMC or Dogloo employee or otherwise for any past, current or future period. In addition, after such date, Barreto shall (i) not be eligible to participate in any DMC, Dogloo or any successor in interest's medical/dental/vision plan or other health plan and (ii) no longer be eligible to participate in any DMC, Dogloo or any successor in interest stock option plan, 401(k) plan, LTD or any other employee benefit plan or accrue any vacation, sick leave or personal days."

Barreto shall retain his rights to COBRA benefits as stated in Section 1 of the Original Agreement.

        2. Section 2 of the Original Agreement is hereby deleted in its entirety.

        3. Section 3 of the Original Agreement is hereby amended and restated to read in full as follows:

        "3. Board Membership. Barreto hereby resigns his membership on the Board
            -----------------
        of Directors of Dogloo, effective on the date of this Amendment No. 1."

        4. Section 6.b. of the Original Agreement shall be amended to delete the phrases "9.1(c) (Taxes)" and "9.1(d) (Environmental)" from such Section.

        5. Section 8.a. of the Original Agreement is hereby amended to delete the phrases "9.1(c) (Taxes)" and "9.1(d) (Environmental)."

        6. The Original Agreement shall remain in full force and effect (as amended hereby) following the date of this Amendment No. 1.

    Executed as of this ________ day of _________, 1997.


                        --------------------------------------
                        Aurelio F. Barreto III


                        --------------------------------------
                        Peggy Barreto


                        DOKOCIL MANUFACTURING
                        COMPANY, INC.

                        By:___________________________________
                        Its:__________________________________


                        WESTAR CAPITAL

                        By: Westar Capital Associates, a limited partnership
                        Its: General Partner

                        By:___________________________________
                             Alan B. Sellers
                        Its: General Partner

                          ENTERPRISE PARTNERS III, L.P.

                          By:  Enterprise Management Partners III, L.P.
                          Its: General Partner

                          By:__________________________________
                               Charles D. Martin
                          Its: General Partner



                          ENTERPRISE PARTNERS III,
                          ASSOCIATES, L.P.

                          By:  Enterprise Management Partners III, L.P.
                          Its: General Partner

                          By:__________________________________
                               Charles D. Martin
                          Its: General Partner



                          HBI FINANCIAL, INC.

                          By:__________________________________
                               Charles E. Packard
                          Its: Executive Vice President